EXCELSIOR TAX-EXEMPT FUNDS, INC.

Long-Term Tax-Exempt Fund

Intermediate-Term Tax-Exempt Fund

Short-Term Tax-Exempt Securities Fund

New York Intermediate-Term Tax-Exempt Fund

California Short-Intermediate Term Tax-Exempt Income Fund

Tax-Exempt Money Fund

New York Tax-Exempt Money Fund

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2007

This Statement of Additional Information (the “SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the California Short-Intermediate Term Tax Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Short-Term Tax-Exempt Securities Fund and Tax-Exempt Money Fund (individually, a “Fund” and collectively, the “Funds”) dated July 1, 2007 (the “Prospectuses”). A copy of the Prospectuses may be obtained by writing Excelsior Tax-Exempt Funds, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529, or by calling (800) 446-1012 for the Shares class. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2007, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012.

Each Fund’s voting records relating to portfolio securities for the most recent 12 month period ended June 30 may be obtained upon request without charge by calling (800) 466-1012, and on the Fund’s website at http://www.excelsiorfunds.com and on the Securities Exchange Commission’s website at http://www.sec.gov.

CLASSIFICATION AND HISTORY

Excelsior Tax-Exempt Funds, Inc. (the “Company”) is an open-end, management investment company. Each Fund is a separate series of the Company. The Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt, Short-Term Tax-Exempt Securities, and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The California Short-Intermediate Term Tax-Exempt, New York Intermediate-Term Tax-Exempt, and New York Tax-Exempt Money Funds are classified as non-diversified under the 1940 Act. Each Fund offers one class of shares. The Company was organized as a Maryland corporation on August 8, 1984.

For ease of reference, the various Funds are referred to as follows: California Short-Intermediate Term Tax Exempt Income Fund as “CA Short-Intermediate Term Tax Exempt Income Fund”; New York Intermediate-Term Tax-Exempt Fund as “NY IT Tax-Exempt Fund”; and together with the CA Short-Intermediate Term Tax Exempt Income Fund, the “State Tax-Exempt Funds”; Intermediate-Term Tax-Exempt Fund as “IT Tax-Exempt Fund”; Long-Term Tax-Exempt Fund as “LT Tax-Exempt Fund”; and Short-Term Tax-Exempt Securities Fund as “ST Tax-Exempt Fund,” and together (not including the State Tax-Exempt Funds) the “Tax-Exempt Funds”; New York Tax-Exempt Money Fund as “NY Money Fund” and Tax Exempt Money Fund as “TE Money Fund,” and together with the NY Money Fund, the “Money Funds.”

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund’s investment objectives, principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses.

In addition to each Fund’s principal investment strategies, the Funds may have certain investment policies, and may use certain other strategies, or engage in other investment practices, that are not principal strategies.

From time to time, on a temporary defensive basis due to market conditions, each of the Tax-Exempt Funds, State Tax-Exempt Funds and Money Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers’ acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; or (v) securities issued by other investment companies that invest in high quality, short-term securities. In addition, during such times the Tax-Exempt Funds and the State Tax-Exempt Funds may purchase municipal bond index and interest rate futures contracts.

The Tax-Exempt Funds and State Tax-Exempt Funds

The Funds may place up to 5% of their total assets in fixed income securities that are rated at or below investment grade. These fixed income securities are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba of lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.”

Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

For purposes of this SAI, the term “Municipal Obligations” is synonymous to the term “municipal securities” as used in the prospectus. The Tax-Exempt Funds will invest substantially all of their assets in Municipal Obligations which are determined by the Adviser to present minimal credit risks. The CA Short-Intermediate Term Tax Exempt Income Fund will invest substantially all of its assets in Municipal Obligations and the NY IT Tax-Exempt Fund will invest substantially all of its assets in New York Municipal Obligations. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. With respect to the CA Short-Intermediate Term Tax Exempt Income Fund and the NY IT Tax-Exempt Fund, each Fund expects that dividends derived from interest on Municipal Obligations will be exempt from regular federal income tax. In addition, each of the CA Short-Intermediate Term Tax Exempt Income Fund and the NY IT Tax-Exempt Fund expects that dividends derived from Municipal Obligations issued by California or New York, respectively, will also be exempt from each state’s personal income tax. Municipal Obligations issued by states other than California (for the CA Short-Intermediate Term Tax Exempt Income Fund) or New York (for the NY IT Tax-Exempt Fund) may be subject to state personal income tax.

Except with respect to up to 5% of the Funds’ total assets, the Municipal Obligations purchased by the Tax-Exempt Funds and State Tax-Exempt Funds will consist of: (1) bonds rated “BBB” or higher by S&P or by Fitch Ratings (“Fitch”), or “Baa” or higher by Moody’s, or, in certain instances, bonds with lower ratings if they are determined by the Adviser to be comparable to BBB/Baa-rated issues; (2) notes rated “MIG-3” or higher (“VMIG-3” or higher in the case of variable rate notes) by Moody’s, or “SP-3” or higher by S&P, or “F3” or higher by Fitch; and (3) commercial paper rated “Prime-3” or higher by Moody’s, or “A-3” or higher by S&P, or “F3” or higher by Fitch. Securities rated “BBB” by S&P and Fitch or “Baa” by Moody’s are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities.

If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Directors. See “Additional Information on Portfolio Instruments—Ratings.” A discussion of Moody’s, Fitch’s and S&P’s rating categories is contained in Appendix B.

The Funds may invest up to 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund’s assets were not so concentrated.

Each Fund may invest in “private activity bonds” (see “Additional Information on Portfolio Instruments — Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s total assets when added together with any taxable investments held by that Fund.

The Tax-Exempt Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

The money market instruments that may be purchased by the Funds include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less. Investments in time deposits are limited to no more than 5% of the value of the Fund’s total assets at the time of purchase. See “Additional Information on Portfolio Instruments – Bank Obligations.”

There are special risks associated with investment in the State Tax-Exempt Funds. See “Special Considerations Related to California Municipal Obligations” and “Special Considerations Related to New York Municipal Obligations.”

The Money Funds

The Money Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization (“NRSRO”), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, “Eligible Securities”). See “Ratings.” The rating symbols of the NRSROs which the Funds may use are described in Appendix B attached hereto.

The Money Funds may also invest from time to time in “private activity bonds” (see “Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s net assets when added together with any taxable investments by the Fund.

Each Money Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

For the Money Funds, investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund’s total assets may be invested in any one branch, and that no more than 20% of the Fund’s total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund’s total assets at time of purchase. See “Additional Information on Portfolio Instruments – Bank Obligations.”

The Tax-Exempt Money Fund

The TE Money Fund will invest substantially all of its assets in high-quality Municipal Obligations determined by the Adviser to present minimal credit risks. The TE Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.

The New York Tax-Exempt Money Fund

Under normal market conditions, at least 80% of the NY Money Fund’s net assets will be invested in Municipal Obligations which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. See “Additional Information on Portfolio Instruments – Derivatives.” Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York (“New York Municipal Obligations”) are exempt from regular federal, New York State and New York City personal income tax. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see “Additional Information Concerning Taxes” below).

The Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. See “Special Considerations Relating to New York Municipal Obligations.”

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Bank Obligations (all Funds)

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC.

Borrowing and Reverse Repurchase Agreements (All Funds)

Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (the “SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Credit Default Swap Contracts and Swaptions (Tax-Exempt and State Tax-Exempt Funds)

The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease the Funds’ exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the Funds’ exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the Funds agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Funds’ exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the Funds’ investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Funds, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the Funds, the Funds must be prepared to make such payments when they are due.

In order to help minimize risks, the Funds will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Funds to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the Funds (i.e., where the Funds are selling credit default protection), however, the Funds will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Derivatives (NY Money Fund)

The NY Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Obligation or a pool of Municipal Obligations which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligations to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

Before purchasing a tax-exempt derivative for the NY Money Fund, the Adviser is required by the Fund’s Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity’s relevant financial information.

Derivative Contracts and Securities (Tax-Exempt and State Tax-Exempt Funds)

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Futures Contracts (Tax-Exempt and State Tax-Exempt Funds)

The Tax-Exempt and State Tax-Exempt Funds may invest in interest rate futures contracts and municipal bond index futures contracts as a hedge against changes in market conditions. The Tax-Exempt and State Tax-Exempt Funds may also use futures transactions and related options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates.

With respect to investments in municipal bond index futures contracts, municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Tax-Exempt and State Tax-Exempt Funds.

The Tax-Exempt and State Tax-Exempt Funds may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the “underlying commodity” is represented by various types of fixed-income securities.

Each of the Tax-Exempt and State Tax-Exempt Funds may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC. Consistent with CFTC regulations, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

When investing in futures contracts, the Funds must satisfy certain asset segregation or earmarking requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate or earmark liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate or earmark liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation or earmarking requirements are not applicable when a Fund “covers” a futures position generally by entering into an offsetting position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited.

Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix C for further discussion of futures contracts.

Government Obligations (All Funds)

The Funds may invest in U.S. Government securities that may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Funds must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Illiquid Securities (All Funds)

The Funds will not knowingly invest more than 10% of the value of their net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Boards, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if these securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Directors of the Funds. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

The Adviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Insured Municipal Obligations (All Funds)

The Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations. Although insurance coverage for the Municipal Obligations held by the Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors.

Investment Company Securities (All Funds)

The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

The Money Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Obligations. Securities of other investment companies will be acquired by the Money Funds within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities, except money market securities. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

The Tax Exempt and State Tax Exempt Funds may invest in exchange-traded funds (“ETFs”), which includes SPDRs. ETFs are investment companies which offer shares that are listed on a national stock exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund. SPDRs are one of many ETFs offered. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs and a 3% limit on the amount of voting securities in SPDRs held by a Fund. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Municipal Obligations (All Funds)

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. The interest from Municipal Obligations is, in the opinion of bond counsel to the issuer exempt from federal income tax. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Funds’ portfolios may also include “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund – the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

The Funds may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such “stripped” Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such a discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The Funds intend to purchase “stripped” Municipal Obligations, and in addition, the Money Funds intend to purchase custodial receipts, only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Obligations. “Stripped” Municipal Obligations are considered illiquid securities subject to the limit described under “Illiquid Securities.”

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. See “Ratings.”

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Tax-Exempt and Money Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Tax-Exempt and Money Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the NY Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Portfolio Turnover (All Funds)

Each of the Funds may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with a Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Ratings (All Funds)

The ratings of NRSROs such as Moody’s and S&P described in Appendix B hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

Repurchase Agreements (All Funds)

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Each Fund will enter into repurchase agreements only with financial institutions, such as banks or broker/dealers, that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities.

The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Stand-By Commitments (All Funds)

The Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

The Funds expect that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Variable and Floating Rate Instruments (All Funds)

Securities purchased by the Funds may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Tax-Exempt and State Tax-Exempt Funds based upon the Adviser’s determination that their quality at the time of purchase is comparable to at least the minimum ratings permitted for investments in the Fund. In some cases a Fund may require that the issuer’s obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed period, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate instrument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instrument.

While the Money Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the SEC. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

When-Issued and Forward Transactions (All Funds)

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the Fund will segregate liquid assets equal to the amount of the commitment.

It is expected that forward commitments and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Special Considerations Relating to California and New York Municipal Obligations (State Tax-Exempt Funds)

The State Tax-Exempt Funds invests primarily in state-specific tax-exempt securities, which means that the Fund invests at least 80% of its net assets in securities that pay income that is exempt from federal taxes and the taxes of a particular state (i.e., California). Each Fund may invest primarily and generally predominately in tax-exempt issued by or on behalf of California or California’s counties, municipalities, authorities or other subdivisions. Each Fund also may invest in securities issued by certain U.S. territories and possessions, such as Puerto Rico, that pay income that is exempt from federal and California state income tax.

Securities of a state-specific fund are subject to the same general risks associated with other municipal funds’ securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by: (1) amendments to the state’s Constitution and related statutes that limit the taxing and spending authority of the state’s government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; and (5) the general financial condition of the state. Accordingly, the Fund provides a greater level of risk than a Fund that is diversified across numerous states and municipal entities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state’s laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state governmentally created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities the Company will invest from time to time; and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Company may invest or on the shares of the Company.

In addition, the Company cannot predict what legislation, if any, may be proposed in a state’s legislature in regards to the state personal income tax status of the interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by the Company and the value of the Company’s investments. Further, in January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state’s exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the next term of the United States Supreme Court, which commences on October 1, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by the Company to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of the Company’s shares.

The Company is not suitable for investors who would not benefit from the tax-exempt character of the fund’s investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Company’s Board of Directors without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

Attached as Appendix A are each of the Fund’s fundamental Investment Restrictions and certain additional matters of operating policy.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by BISYS Fund Services Limited Partnership (the “Distributor”), a registered broker-dealer and the Company’s distributor. The Distributor is located at 100 Summer Street, Suite 1500, Boston, MA 02110. Under the Distribution Agreement, the Distributor has agreed to use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Company. Prior to January 1, 2005, Edgewood Services, Inc. served as Distributor.

Purchase of Shares

Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account periodically and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

Shares may be purchased directly by individuals (“Direct Investors”) or by institutions (“Institutional Investors” and, collectively with Direct Investors, “Investors”). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) that have entered into agreements with the Company. The Company will be deemed to have received a purchase (and redemption) order when a Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) receives the order. The orders will be priced at that Fund’s net asset value (see “Portfolio Valuation”) next computed after the order is received by the Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) and accepted by the Fund. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. Transaction related charges associated with the submission of orders to the Funds, such as CUSIP charges, and NSCC fees are also incurred by the Funds and therefore, indirectly, by shareholders in the Funds. Transaction charges, if any, imposed by Shareholder Organizations on their Customers associated with the placement of orders by Customers with such organizations (such as broker trading charges, commission) are incurred by the Customers and not by the Funds. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors may also be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

        Shares may be redeemed by an Investor by submitting a written request for redemption to:

Excelsior Tax-Exempt Funds, Inc.

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, Massachusetts 02266-8529

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, Massachusetts 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five business days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by telephone as described in the prospectus.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors with account balances under $500 due to redemptions (not market depreciation) may be required to redeem Shares in a Fund after 60 days’ written notice. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (“NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Company reserves the right to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

Under certain circumstances, the Company may, at its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semi-annual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(1)	A fixed-dollar withdrawal;

(2)	A fixed-share withdrawal;

(3)	A fixed-percentage withdrawal (based on the current value of the account); or

(4)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors may exchange shares having a value of at least $500 for shares of the same class of any other portfolio of the Company, Excelsior Funds, Inc. or Excelsior Funds Trust (collectively, the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. However, certain exchanges from Funds within Excelsior Funds, Inc. and Excelsior Funds Trust may be subject to a 2.00% redemption fee. See Excelsior Fund, Inc.’s Prospectus and Excelsior Funds Trust’s Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company, National Association:

•	IRA’s (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

DESCRIPTION OF CAPITAL STOCK

The Company’s Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $.001 par value per share and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company’s authorized common stock is currently classified into nineteen series of shares representing interests in seven portfolios.

Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company’s Board of Directors.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company portfolios of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

Shareholders of the Company is entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company’s outstanding shares may elect all of the Company’s directors, regardless of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series (Fund) affected by the matter. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of the independent registered public accounting firm and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to Fund.

The Company’s Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, to cause all outstanding shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company’s Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company’s Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued in fractional shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s Board of Directors has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings information unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Company, which agreement includes a duty not to trade on such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Company, including its Board of Directors, which parties are subject to a duty, either under their own compliance policies, federal securities laws or contractually with the Company, not to disclose or trade on such information; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Funds’ website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Company or the Chief Legal Officer (the “CLO”) of the Company. The Company’s Administrator, as approved by the CCO or the CLO, is responsible for distributing portfolio holdings information to the parties permitted to receive such information, as described in the Policy. The Adviser shall not accept on behalf of itself, its affiliates or the Company any compensation or other consideration in connection with the disclosure of portfolio holdings information of a Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Currently, the Company does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

As described in the Policy, portfolio holdings information is provided to the Company’s service providers on an as-needed basis in connection with the services provided to the Company by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information is also to be provided to the Company’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Company, are required to maintain the confidentiality of the information provided. Neither the Company nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUNDS

Directors and Officers

The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. The mailing address for each Director is Excelsior Funds, 114 West 47th Street, New York, NY 10036.

Name and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Director(4)
INDEPENDENT DIRECTORS

Rodman L. Drake Year of Birth: 1943	Director; Chairman, Full Board	Director since 1996	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001).	27(3)

BOARD 1 — Director, Parsons Brinckerhoff, Inc. (since 1995)

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Crystal River Inc. (since March 2005)

BOARD 4 — Director, Student Loan Corporation (since May 2005).

BOARD 5 — Celgene Corporation (since May 2006).

BOARD 6 — Apex Silver Mines Ltd. (since April 2007)

Morrill Melton Hall, Jr. Year of Birth: 1944	Director; Chairman, Investment Oversight Committee	Director since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	27(3)	None

Jonathan Piel Year of Birth: 1938	Director	Director since 1996	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	27(3)

BOARD 1 — Member, Board of Directors, National Institute of Social Sciences.

BOARD 2 — Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution).

John D. Collins Year of Birth: 1938	Director; Chairman, Audit and Compliance Committee	Director since 2005	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999).	27(3)

BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004)

BOARD 2 — Director, Suburban Propane Partners, L.P. (since February 2007).

BOARD 3 — Director, Montpelier Re (since May 2007).

Name, Address and Year of Birth	Position(s) Held with the Company(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Christopher L. Wilson Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1957	President, Principal Executive Officer	Since July 2007	Head of Mutual Funds since August 2004 and Managing Director of Columbia Management Advisors, LLC since September 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September 1998 to August 2004.

J. Kevin Connaughton Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President, Chief Financial and Treasurer	Since July 2007	Managing Director of Columbia Management Advisors, LLC since February 1998.

Linda J. Wondrack Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1964	Senior Vice President and Chief Compliance Officer	Since July 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Year of Birth: 1958	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (2001 to 2002); Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (1999 to 2001).

James R. Bordewick, Jr. Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1959	Senior Vice President, Secretary and Chief Legal Officer	Since July 2007	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Michael G. Clarke Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Chief Accounting Officer and Assistant Treasurer	Since July 2007	Director of Fund Administration since January 2006 and Managing Director of Columbia Management Advisors, LLC, September 2004 to December 2005; Vice President Fund Administration of Columbia Management Advisors, LLC, June 2002 to September 2004; Vice President Product Strategy and Development of Columbia Management Advisors, LLC, from February 2001 to June 2002.

Barry S. Vallan Mail Stop MA5-515-05-01 One Financial Center Boston, MA 02111 Year of Birth: 1969	Controller	Since July 2007	Vice President-Fund Treasury of Columbia Management Advisors, LLC since October, 2004; Vice President-Trustee Reporting of Columbia Management Advisors, LLC from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

(1)	Each Director serves in the same capacity as described above for each registered investment company included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Complex”). Each officer serves in the same capacity as described above for each registered investment company included in the Excelsior Funds Complex.
(2)	Each Director shall hold office until the election and qualification of his or her successor, or until he or she resigns or is removed. The Excelsior Funds retirement policy requires that each Independent Director retire no later than the date of the next regularly scheduled Board meeting that occurs after he or she reaches 72 years of age. The officers of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Company’s by-laws.
(3)	This number includes all registered investment companies included in the Excelsior Funds Complex. As of July 1, 2007, the Excelsior Funds Complex consisted of 27 funds.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act that are not part of the Excelsior Funds Complex.

At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below:

• The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company’s financial reporting processes and compliance policies, procedures and processes, and for the Excelsior Funds Complex’s overall system of internal controls. The Audit and Compliance Committee is composed of at least three Independent Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Audit Committee were Messrs. Drake, Hall, Piel and Collins. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.

• The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least three Trustees. Currently, Messrs. Drake, Hall, Piel and Collins are members. Prior to September 28, 2006, the members of the former Nominating Committee were Messrs. Drake, Hall, Piel, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007. The former Nominating Committee met once during the fiscal year ended March 31, 2007.

• The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least three Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Drake, Hall, Piel and Collins are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust’s fiscal year ended March 31, 2007.

• The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Funds’ shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Messrs. Piel and Hall are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust’s fiscal year ended March 31, 2007.

Effective July 1, 2006, each Independent Director receives an annual fee of $110,000. The Chairman of the Board receives an additional $30,000 and the Chairman of the Audit and Compliance Committee receives an additional $15,000 for serving in those capacities. Additionally, each Independent Director receives reimbursement for reasonable expenses incurred in attending meetings. Prior to July 1, 2006, each Independent Director received an annual fee of $100,000. The Directors may hold various other directorships unrelated to the Funds. The employees of the Adviser or its affiliates do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director in the Funds and all funds overseen by the director in the “family of investment companies” as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Independent Directors

Rodman L. Drake	Long Term Tax-Exempt Fund: $10,001 - $50,000	Over $100,000

Morrill Melton Hall, Jr.

Tax-Exempt Money Fund: $1 - $10,000

New York Tax-Exempt Money Fund: $1 - $10,000

Intermediate-Term Tax-Exempt Fund: $1 - $10,000

Long Term Tax-Exempt Fund: $1 - $10,000

CA Short-Intermediate Term

Tax Exempt Income Fund: $1 - $10,000

NY Intermediate-Term Tax-Exempt Fund: $1 - $10,000

Short-Term Tax-Exempt Securities Fund: $1 - $10,000

Over $100,000

Jonathan Piel	None	Over $100,000

John D. Collins	None	Over $100,000

*	For the purpose of the table above, the Excelsior “family of investment companies” consists of all registered investment companies in the Excelsior Funds. As of December 31, 2006, the Excelsior “family of investment companies” consisted of 27 funds.

The following chart provides certain information about the fees received by the Company’s Independent Directors in the most recently completed fiscal year.

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex[1]
FREDERICK WONHAM*
Excelsior Funds Trust	$2,072	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,097	N/A	N/A
Excelsior Funds, Inc.	$24,331	N/A	N/A
Total	$32,500			$32,500

ROGER M. LYNCH**
Excelsior Funds Trust	$2,193	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$6,954	N/A	N/A
Excelsior Funds, Inc	$28,410	N/A	N/A
Total	$37,557			$41,665

RODMAN L. DRAKE
Excelsior Funds Trust	$12,155	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$24,469	N/A	N/A
Excelsior Funds, Inc.	$79,800	N/A	N/A
Total	$116,424			$141,345

MORRILL MELTON HALL, JR.
Excelsior Funds Trust	$9,895	N/A	N/A
Excelsior Tax-Exempt Funds, Inc	$20,024	N/A	N/A
Excelsior Funds, Inc	$65,581	N/A	N/A
Total	$95,500			$115,033

JONATHAN PIEL
Excelsior Funds Trust	$9,975	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$20,259	N/A	N/A
Excelsior Funds, Inc.	$66,517	N/A	N/A
Total	$96,751			$116,284

JOHN D. COLLINS
Excelsior Funds Trust	$10,576	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,274	N/A	N/A
Excelsior Funds, Inc.	$69,411	N/A	N/A
Total	$101,261			$125,259

MARIANN BYERWALTER***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$5,814		$310,559

NILS H. HAKANSSON***
Excelsior Funds Trust	$8,301	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,334	N/A	N/A
Excelsior Funds, Inc.	$46,865	N/A	N/A
Total	$70,500	$20,404		$123,215

WILLIAM A. HASLER***
Excelsior Funds Trust	$8,495	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$15,446	N/A	N/A
Excelsior Funds, Inc.	$46,559	N/A	N/A
Total	$70,500	$5,814		$310,410

[1]

This number includes all registered investment companies included in the Schwab Mutual Fund family (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust) (together, the “Schwab Mutual Fund Family”). As of March 31, 2007, the Schwab Mutual Fund Family consisted of 95 funds.

*	Resigned from the Board effective June, 2006.
**	Resigned from the Board effective August, 2006.
***	Resigned from the Board effective July 1, 2007.

Investment Adviser

The Funds are advised by United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNA”), or UST Advisers, Inc. (“USTA,” and, together with USTNA, the “Adviser”). USTNA is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company. USTA is a wholly-owned subsidiary of USTNA.

Effective July 1, 2007, U.S. Trust is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). Prior to July 1, 2007, U.S. Trust was a wholly owned subsidiary of The Charles Schwab Corporation.

USTNA (together with the other wholly-owned subsidiaries of U.S. Trust) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On May 31, 2007, U.S. Trust had approximately $98.6 billion in aggregate assets under management. USTNA has its principal offices at 114 W. 47th Street, New York, NY 10036. USTA is headquartered in Stamford, Connecticut.

The respective Adviser has agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the TE Money Fund; 0.30% of the average daily net assets of the ST Tax-Exempt Fund; 0.35% of the average daily net assets of the IT Tax-Exempt Fund; and 0.50% of the average daily net assets of the LT Tax-Exempt, the CA Short-Intermediate Term Tax-Exempt, the NY Money and the NY IT Tax-Exempt Funds.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund or reimburse expenses to keep such Fund’s net annual operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding the percentage stated in the “Net Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2008.

For the fiscal years ended March 31, 2007, 2006, and 2005, the Company paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax Exempt Fund	$—	$—	$8,679
IT Tax-Exempt Fund	$745,477	$708,297	$760,581
LT Tax-Exempt Fund	$148,765	$174,226	$182,967
NY IT Tax-Exempt Fund	$419,936	$443,349	$540,613
NY Money Fund	$702,090	$658,397	$499,093
ST Tax-Exempt Fund	$116,482	$234,274	$473,940
TE Money Fund	$2,704,321	$2,184,640	$789,663

For the fiscal years ended March 31, 2007, 2006, and 2005, the Adviser’s waivers reduced advisory fees earned by the following:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax-Exempt Fund	$307,162	$331,058	$309,048
IT Tax-Exempt Fund	$550,546	$530,735	$501,508
LT Tax-Exempt Fund	$166,831	$133,366	$145,612
NY IT Tax-Exempt Fund	$256,114	$238,995	$228,828
NY Money Fund	$1,490,998	$1,454,850	$1,657,746
ST Tax-Exempt Fund	$235,286	$292,016	$371,474
TE Money Fund	$2,630,445	$3,143,406	$4,432,905

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that the respective Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. In addition, USNA has undertaken in its Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of March 31, 2007.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	4	4	—	—	—	—
Pamela Hunter	$702,768	$907,374	—	—	—	—

	1	1	58	—	—	—
Kathleen Meyer	$56,582	$46,828	$429,717	—	—	—

Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management. All forms of compensation for each Portfolio Manager are paid in cash.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For Ms. Hunter (Ms. Meyer is eligible for the Discretionary Bonus discussed below, but not the Performance Bonus), the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Pamela Hunter	IT Tax-Exempt Fund LT Tax-Exempt Fund NY IT Tax-Exempt Fund ST Tax-Exempt Fund	Lipper Intermediate Municipal Debt Funds Average Lipper General Municipal Debt Funds Average Lipper NY Intermediate Municipal Debt Funds Average Lipper Short Municipal Debt Funds Average
Kathleen Meyer	n/a	n/a

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor – and therefore a higher potential Discretionary and Performance Bonus—than a Portfolio Manager who is not the leader of an investment discipline. Ms. Meyer does not receive a Performance Bonus.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. Only equity portfolio managers will be eligible for the Assets Under Management Award.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Funds have the potential to generate more profits for the Adviser than the Funds, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

Ownership of Fund Securities. As of March 31, 2007, the Portfolio Managers do not own any shares of the Funds.

Administrator

Effective July 1, 2007, Columbia Management Advisors, LLC (“CMA”) serves as the Company’s administrator. In this role, CMA is responsible for oversight of the activities of the sub-administrator pursuant to an Administration Agreement dated November 12, 2004, as amended (the “Administration Agreement”). Prior to a restructuring that took effect July 1, 2007, USTA served as administrator under the Administration Agreement. Prior to a restructuring that took effect on December 16, 2005, U.S. Trust Company, N.A. served as administrator. BISYS Fund Services Ohio, Inc. (“BISYS”), subject to oversight of CMA, serves as the Company’s sub-administrator and provides the Funds with general administrative and operational services pursuant to the Administration Agreement. Under the Administration Agreement, the administrative and operational services include maintaining office facilities for the Funds, furnishing the Funds with clerical, accounting and bookkeeping services, and performing certain other services required by the Funds.

BISYS also acts as the fund accounting agent for the Company and pursuant to a Fund Accounting Agreement with the Fund, computes the net asset value, net income, and realized capital gains or losses of the Funds.

CMA and BISYS also serve as administrator and sub-administrator, respectively, to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, which are also advised by the Advisers and their affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust, CMA and BISYS are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Company, Excelsior Funds, Inc.

and Excelsior Funds Trust

For all Funds (excluding the International Funds of the Excelsior Funds, Inc. and Excelsior Funds Trust)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Excelsior Funds, Inc. and Excelsior Funds Trust
All Assets	0.200%

Administration fees payable by each portfolio of the Company, Excelsior Funds, Inc. and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, CMA may voluntarily waive all or a portion of the administration fee payable to it by a Fund, which waivers may be terminated at any time.

For the fiscal years ended March 31, 2007, 2006 and 2005, the Funds paid total administration fees as follows:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax Exempt Fund	$60,482	$78,514	$67,794
IT Tax-Exempt Fund	$557,743	$534,627	$484,352
LT Tax-Exempt Fund	$95,078	$92,906	$88,278

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
NY IT Tax-Exempt Fund	$203,661	$206,097	$205,874
NY Money Fund	$660,592	$638,281	$574,773
ST Tax-Exempt Fund	$176,669	$264,945	$375,063
TE Money Fund	$3,214,332	$3,218,552	$2,813,933

For the fiscal years ended March 31, 2007, 2006 and 2005, USTA waived the following administration fees:

	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year ended March 31, 2005
CA S-I Term Tax Exempt Fund	$32,228	$21,478	$28,478
IT Tax-Exempt Fund	$1,075	$—	$61,864
LT Tax-Exempt Fund	$177	$—	$11,284
NY IT Exempt Fund	$388	$—	$27,280
NY Money Fund	$1,336	$—	$78,650
ST Tax-Exempt Fund	$286	$—	$51,897
TE Money Fund	$6,011	$—	$348,319

Shareholder Organizations

The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25%, of the average daily net assets of the Fund’s Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Company’s agreements with Shareholder Organizations are governed by Administrative Services Plans (the “Plans”) adopted by the Company. Pursuant to the Plans, the Company’s Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company’s directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Independent Directors”).

Any material amendment to the Company’s arrangements with Shareholder Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the Independent Directors). So long as the Company’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company’s will be committed to the discretion of such Independent Directors.

For the fiscal year ended March 31, 2007, the Company made payments to Shareholder Organizations on behalf of the Funds in the following amounts:

	Total Fees	Amount Paid to Affiliates of U.S. Trust*
CA S-I Term Tax Exempt Fund	$153,581	$44,953
IT Tax-Exempt Fund	$925,733	$909,928
LT Tax-Exempt Fund	$146,753	$140,871
NY IT Tax-Exempt Fund	$338,025	$326,149
NY Money Fund	$1,096,547	$1,082,994
ST Tax-Exempt Fund	$293,138	$282,780
TE Money Fund	$5,334,766	$5,323,397

*	Includes payments made to Charles Schwab & Co., Inc., a former affiliate of U.S. Trust.

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including the Funds’ portion of the fees paid to the Company’s directors and officers who are not affiliated with the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds’ assets. Under the Custodian Agreements, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, New York 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company’s Board of Directors, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of all portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Funds (except for the Money Funds) may engage in short term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds’ turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Prospectuses for the Funds’ portfolio turnover rates.

The Money Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover may be high from time to time, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission or other form of selling compensation than that which might be charged by another broker-dealer for effecting the same transaction. In order to engage in this practice, the Adviser must determine in good faith that the higher selling compensation is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the accounts it manages. Pursuant to authority granted under the Investment Advisory Agreements, the Adviser has delegated to an affiliated entity the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for the Funds. Because of this delegation, the research and brokerage services the Adviser receives in connection with the execution of transactions for the Funds will be available not only for the benefit of other funds and accounts managed by the Adviser, but also for the benefit of accounts managed by its affiliate. Not all of these services are necessarily useful and of value in managing the Funds themselves.

Among the types of research services that might be received in consideration of the Funds’ portfolio commissions or other types of selling compensation are reports, statistics or consultations with securities analysts regarding specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Other topics covered by such research services might include global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships. In addition, research services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. Brokerage services received in consideration of the Funds’ portfolio commissions or other selling compensation could include order routing systems, electronic clearance and settlement services and other services that assist with the execution of securities transactions.

Occasionally, a broker-dealer may supply the Adviser with products and services that both perform brokerage and research functions and also assist the Adviser with administrative tasks such as reporting, marketing or compliance. In such cases, the Adviser will make a good faith determination as to the portion attributable to brokerage and research, and will use Fund commissions or other selling compensation only for that portion. The Adviser will use its own funds to pay for the portion not attributable to brokerage or research.

The Adviser’s and its affiliates’ receipt of brokerage and research services in consideration of the Funds’ portfolio commissions and other forms of selling compensation reduces such parties’ expenses. It does not, however, reduce the investment advisory fee paid by a Fund.

Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

The Company is required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2007, the Funds did not hold any securities of the Company’s regular brokers or dealers or their parents.

PORTFOLIO VALUATION

The Funds are open for business each day except for days on which the NYSE is closed. The NY Money Fund and TE Money Fund are also closed when the following federal holidays are observed: Columbus Day and Veterans Day. The Funds determine the net asset value (“NAV”) of their shares once daily as of the close of normal trading on the NYSE on each business day. The NAV is determined by dividing the market value of each Funds’ assets less its liabilities divided by the number of the Fund’s outstanding shares.

The following discussion applies to all Funds other than the Money Market Funds. The Board of Directors has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Funds in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

The Board has delegated to USTA, the investment adviser to the Funds, the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, USTA has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies adopted by the Funds’ Board of Directors, the Funds use certain pricing services to provide values for their portfolio securities. Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund business day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are normally valued based on valuations provided by approved pricing services. Bonds and notes are valued at their evaluated bid price, or if such a price is unavailable, at the last sales price from a recognized broker-dealer.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

NET ASSET VALUE AND NET INCOME OF THE MONEY FUNDS

The Money Funds use the amortized cost method of valuation to value shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Company’s Board of Directors has established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Board of Directors will promptly consider what action, if any, should be initiated. If the Board of Directors believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund’s outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund’s assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of the Company (e.g., administrative, legal, accounting, and directors’ fees) prorated to each portfolio of the Company on the basis of their relative net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Company. Its principal address is 100 East Broad Street, Columbus, OH, 43215. The previous independent registered public accounting firm, Deloitte & Touche LLP (“D&T”) resigned in connection with the proposed sale of U.S. Trust to Bank of America. Ernst & Young, LLP (“E&Y”) were terminated by the Company’s Board of Directors and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., a former affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Company, there was no disagreement between E&Y and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Funds’ March 31, 2004 financial statements. A copy of such financial statements are available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the prospectuses.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as dividend income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In order to qualify for treatment as a registered investment company (“RIC”), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Interest on indebtedness incurred by a shareholder to purchase or carry the Fund’s Shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any undistributed amounts from prior years. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for a Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund’s portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Fund for such year.

The Money Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Money Funds’ investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as dividend income (whether paid in cash or additional shares).

California

As a regulated investment company, the Fund will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders (including interest income on California Municipal Obligations for franchise tax purposes). The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California Exempt Obligations”), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”). For this purpose, California Exempt Obligations are generally limited to California Municipal Obligations and certain U.S. Government and U.S. Possession obligations. A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for Shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as ordinary income for California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

New York

Distributions from the NY IT Tax-Exempt and NY Money Funds will generally be exempt from federal, New York State and New York City taxes.

The foregoing discussion is based on federal, California and New York state tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state and local taxes. Shareholders will be advised at least annually as to the federal and California or New York personal income tax consequences of distributions made each year.

PROXY VOTING PROCEDURES

The Board of Directors (the “Board”) has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

The Adviser often has authority to vote proxies for shareholders with accounts managed by the Adviser. The Adviser has a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. The Adviser recognizes that in those cases where they have voting authority, they must make voting decisions that are in the best long-term economic interest of their clients.

To fulfill this responsibility, the Adviser and certain other affiliates have centralized proxy voting authority in the Proxy Committee of United States Trust Company, National Association. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix D (Routine Issues) and Appendix E (Non-Routine Issues) (the “Guidelines”) set forth the Proxy Committee’s current policies with respect to how the Adviser will vote with regard to specified matters which may arise from time to time. These voting policies are based upon making decisions that are in the best long-term economic interest of the Adviser’s clients.

The Proxy Committee has engaged an independent proxy voting service to assist in the voting of proxies (the “Service”). The Service is responsible for voting on behalf of the Proxy Committee in accordance with the Guidelines. Where the Guidelines do not cover the ballot, item, are unclear in their application to the issue, or call for input from the Proxy Committee, the Service will refer the matter to the Proxy Committee. To the extent the issues are not covered by the Guidelines, the Proxy Committee will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients.

From time to time, the Adviser may experience material conflicts of interest with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interest of clients, the application of the Guidelines should address possible conflicts of interest in most cases. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix F.

CODE OF ETHICS

The Company, U.S. Trust Company, National Association, USTA and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to a Fund” means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining the net asset value of a Fund’s shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company’s portfolios at the time of allocation. Subject to the provisions of the Company’s Charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 31, 2007, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

As of May 31, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding shares. The Funds believe that most of the shares referred to in the table below were held by the following persons in accounts for their fiduciary, agency, or custodial customers, and for affiliates of the Adviser.

Name and Address	Percentage of Fund	Nature of Ownership
CA Short-Intermediate Term Tax Exempt Income Fund

Charles Schwab & Co., Inc. Special Custody A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	10.38%	Record

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	63.31%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	8.82%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	10.59%	Record

IT Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	86.07%	Record

Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	5.42%	Record

LT Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	73.87%	Record

NY IT Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	84.47%	Record

NY Tax-Exempt Money Fund

US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd 7th Floor Jersey City, NJ 07310-1995	83.07%	Record/Beneficial

ST Tax-Exempt Fund

Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	85.35%	Record

Atwell & Co. FBO 052 P.O. Box 2044 Peck Slip Station New York, NY 10038	6.13%	Record

TE Money Fund

US Trust Technology Support Svcs Inc. Attn: Trade Support 499 Washington Blvd 7th Floor Jersey City, NJ 07310-1995	96.17%	Record/Beneficial

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company’s Annual Reports to Shareholders for the fiscal year ended March 31, 2007 (the “2007 Annual Reports”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2007 Annual Reports are incorporated by reference herein. The financial statements included in the 2007 Annual Reports for the Funds have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the 2007 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their report given on their authority as experts in accounting and auditing. Additional copies of the 2007 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

APPENDIX A

INVESTMENT LIMITATIONS

SHORT-TERM TAX-EXEMPT SECURITIES FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

8. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer;

9. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations; and

10. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax.

The following investment limitations are operating policies. The Fund may not:

11. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options; and

12. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 10, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

INTERMEDIATE-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax;

10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

11. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

12. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

13. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

14. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

16. Invest more than 20% of the value of its total assets in domestic bank obligations; and

17. Purchase or sell commodities.

The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 13 above.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

LONG-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options;

8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax;

10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

11. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

12. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

13. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

14. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

16. Invest more than 20% of the value of its total assets in domestic bank obligations; and

17. Purchase or sell commodities.

The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 13 above.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

3. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

4. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable;

5. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

6. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

7. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

8. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

9. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

10. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

12. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

13. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) to invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax.

* * *

For purposes of Investment Limitation No. 13, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

CALIFORNIA SHORT-INTERMEDIATE TERM TAX EXEMPT INCOME FUND

The following investment limitations are fundamental. The Fund may not:

1. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

3. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

4. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

6. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

7. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

8. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

9. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

10. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

11. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax.

The following investment limitation is an operating policy. The Fund will not:

12. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

***

For purposes of Investment Limitation No. 11, the limitation shall be measured at the time of the investment; provided that if subsequent to the investment, if the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

TAX-EXEMPT MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Securities secured by real estate or interests therein;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with a Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from federal income tax;

10. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

12. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

13. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and

14. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

The following investment limitations are operating policies. The Fund will:

15. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 12 above; and

16. Comply with special investment limitations, in order to obtain a rating from a rating organization.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring it into compliance with the requirement.

Notwithstanding the provision in Investment Limitation No. 13, to the extent that the Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 13 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

NEW YORK TAX-EXEMPT MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax;

10. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

11. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

The following investment limitations are operating policies. The Fund may not:

12. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

13. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

14. Invest in companies for the purpose of exercising management or control; and

15. Invest more than 10% of its net assets in illiquid securities.

The Fund will:

16. Comply with special investment limitations, in order to obtain a rating from a rating organization.

* * *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring it into compliance with the requirement.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”—Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1”—Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2”—Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3”—Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime”—Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3”—Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”—Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”—Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D”—Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”—A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D”—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)—The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”—Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A”—Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”—Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”—Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”—Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”—Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”—Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”—Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB”—Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”—Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”—Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D”—Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes To Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1”—The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2”—The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/ “VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2”—This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3”—This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn. Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX C

DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS

The Tax-Exempt and State Tax-Exempt Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

APPENDIX D

ROUTINE ISSUES

The Advisers will vote the following items as recommended by management of the issuer because the Advisers believe the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of the Advisers’ clients.

1.	Ratification of Auditors and Compensation paid to Auditors.

2.	Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters – including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board – including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5.	General corporate matters – including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6.	Routine operational matters – including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the shareholder meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector or shareholder representative(s) of minutes of meeting, the designation of two shareholders to approve and sign minutes of meeting, the allowance of questions, the publication of minutes, the closing of the shareholder meeting, authorize board to ratify and execute approved resolutions, prepare and approve list of shareholders.

7.	Remuneration Report – In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

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8.	Annual Formal Discharge of the Board and Management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

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APPENDIX E

NON-ROUTINE ISSUES

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Election of Directors – We typically vote for individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

(ii)	Cumulative Voting for the Election of Directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(iii)	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

(iv)	Term Limits for Independent Directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against such proposals.

(v)	Proposals Concerning whether a Majority of the Board must be Independent – We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

(vi)	Proposals Requiring a Majority Vote for Election of Directors – We will typically vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

2.	Other Director-Related Proposals

(i)	Proposals Limiting Liability or Providing Indemnification of Directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

(ii)	Proposals Regarding Director Share Ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder Rights Plans and Poison Pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover Provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

(iv)	Limitations on Shareholder Rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals Regarding Supermajority Vote Requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary Voting of Unmarked Proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4.	Management compensation proposals

(i)	Equity-Based Compensation Plans – We will assess the potential cost of U.S. and Canadian equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that: a) provide for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

We will evaluate equity plans proposed by international companies on a case-by-case basis using the data available to analyze dilution issues and other plan terms, including plan administration.

(ii)	Shareholder Proposals on Compensation – Disclosure/Setting Levels or Types of Compensation for Executives and Directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-Based Awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance Agreements for Executives/Golden Parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: 1) The triggering mechanism is beyond the control of management; 2) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and 3) Change-in-control payments include the following double-triggers: (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. A change-in-control is defined as a change in the company ownership structure.

(v)	Supplemental Executive Retirement Plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement Bonuses for Directors and Statutory Auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial Results/Director and Auditor Reports – We typically vote for approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of Statutory Auditors – We typically vote for the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or, the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of Income – We typically vote for approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company’s financial position.

(v)	Stock (Scrip) Dividend Alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to Articles of Association – We generally vote for proposals to amend articles of association if: shareholder rights are protected; there is negligible or positive impact on shareholder value; management provides adequate reasons for the amendments; and, the company is required to do so by law (if applicable). We typically vote against proposals to amend articles of association if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in Company Fiscal Term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower Disclosure Threshold for Stock Ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend Quorum Requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change is in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in Borrowing Powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share Repurchase Plans – We typically vote for share repurchase plans, unless: clear evidence of past abuse of the authority is available; or, the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of Shares Repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of Reserves for Bonus Issues/Increase In Par Value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust Par Value of Common Stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of Shares With or Without Preemptive Rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and Profit Transfer Agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)	Mandatory Takeover Bid Waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of Business Activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-Party Transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)	Proposals for Extinguishing Shareholder Preemptive Rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals Requiring Consideration of Comparative Fee Information by Independent Auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals Mandating Diversity in Hiring Practices or Board Composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)	Proposals Prohibiting Dealings with Certain Countries – the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to Limit the Number of other Public Corporation Boards on which the CEO Serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to Limit Consulting Fees to an amount less than Audit Fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to Require the Expensing of Stock Options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)	Proposals Restricting Business Conduct for Social and Political Reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals Requiring Companies’ Divestiture from Various Businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6.	Distressed and Defaulted Securities

(i)

Waivers and Consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 Plans of Liquidation or Reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (A) other alternatives to the proposed plan; (B) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (C) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7.	Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (A) approval of investment advisory and/or distribution agreements; (B) approval of distribution plans; (C) conversion of the company from closed-end to open-end form; (D) changes in the “fundamental policies” of the company; (E) change in the state or form of organization of the company; and (F) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by the Advisers, the procedures set forth Appendix C will be followed.

8.	Funds-of-Hedge Funds

These funds invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The underlying portfolio funds, typically do not solicit votes from their interest holders. Holders of interests in these underlying portfolio funds are not considered to be “voting securities” and would not be subject to these Policies and Procedures.

9.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

APPENDIX F

CONFLICTS PROCEDURES

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by the Advisers

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed us. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

The Advisers are affiliated with Bank of America Corporation (“Bank of America”), which is a publicly registered company. The Advisers may have voting authority for shares held by its clients in Bank of America. We may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Bank of America securities in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

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